Exhibit 99.1

Press Release

____________________________________________________________________________________________________________________________________________

TIDEWATER INC. ● 6002 Rogerdale Road, Suite 600 ● Houston, TX 77072 ● Telephone (713) 470-5300 ● Fax (888) 909-0946

Tidewater Reports Results For The Three Months Ended June 30, 2018

HOUSTON, August 13, 2018 — Tidewater Inc. (NYSE:TDW) announced today a net loss for the three months ended June 30, 2018, of $10.9 million, or $0.44 per common share, on revenues of $105.6 million.

As more fully explained in the company's Form 10-Q for the quarter ended June 30, 2018, upon emergence from Chapter 11 bankruptcy on July 31, 2017, the company adopted fresh start accounting in accordance with applicable accounting and reporting regulations, which resulted in the company becoming a new entity for financial reporting purposes on July 31, 2017.  References herein to "Successor" relate to the financial position and results of operations of the reorganized company subsequent to July 31, 2017, while references to "Predecessor" relate to the financial position and results of operations of the company through July 31, 2017.

Included in the $10.9 million ($0.44 per common share) net loss for the three months ending June 30, 2018 were the following:

•

$6.8 million ($0.27 per common share) of Foreign exchange losses, $5.8 million ($0.23 per common share) of which is included in Equity in net earnings (losses) of unconsolidated companies and related to our Angola joint venture, Sonatide.

•

$4.9 million ($0.20 per common share) gain included in Equity in net earnings (losses) of unconsolidated companies, representing dividends received from Sonatide ($12.3 million) in excess of the company’s investment balance ($7.3 million) at June 30, 2018.

•	$1.2 million ($0.05 per common share) in non-cash Asset impairments that resulted from impairment reviews undertaken during the three months ended June 30, 2018.

Consolidated earnings (loss) before interest, taxes, depreciation and amortization (EBITDA) for the three months ended June 30, 2018, was $16.2 million, which excludes $1.2 million of Asset impairments, but includes $3.2 million of stock-based compensation expense, $6.8 million of Foreign exchange losses and $4.9 million of Sonatide dividends received in excess of our investment balance.  (See disclosures related to Non-GAAP measures in other fleet and financial data beginning on page 10 herein.)

John Rynd, Tidewater President and Chief Executive Officer commented, “Our results for the second quarter reflect strong execution by our team and a modest improvement in the overall market. As expected, utilization, vessel revenues and vessel operating margin recovered relative to reported results in the first quarter, and average day rates were generally stable quarter-to-quarter.  Our focus for the remainder of the year will be on maintaining our global commitment to safe operations and high quality, cost efficient customer service. In addition, we are executing our business plan in regards to cash flow and other financial targets. We will also continue to work with the team at GulfMark to develop integration plans that will allow us to quickly and fully realize identified cost and operational synergies and to best position the combined company for future organic and other growth opportunities. As previously disclosed, we expect to close the GulfMark transaction during the fourth quarter. We continue to believe that the combination of Tidewater and GulfMark creates clear and compelling value for stakeholders of both companies. There are no financing contingencies associated with the proposed Tidewater/GulfMark merger and we are committed to completing the transaction.”

Common shares and New Creditor Warrants, each of which is exercisable to acquire one common share at a price of $0.001, and the sum of common shares and New Creditor Warrants outstanding at June 30, 2018 were 26,085,274, 3,924,441 and 30,009,715, respectively.

Tidewater will hold a conference call to discuss results for the three months ended June 30, 2018 on Tuesday, August 14, 2018 at 10:00 a.m. Central Time. Investors and interested parties may listen to the teleconference via telephone by calling 1-888-771-4371 if calling from the U.S. or Canada (1-847-585-4405 if calling from outside the U.S.) and ask for the “Tidewater” call just prior to the scheduled start.  A replay of the conference call will be available beginning at 12:00 p.m. Central Time on August 14, 2018, and will continue until 11:59 p.m. Central Time on August 16, 2018.  To hear the replay, call 1-888-843-7419 (1-630-652-3042 if calling from outside the U.S.). The conference call ID number is 47353238.

A simultaneous webcast of the conference call will be available online at the Tidewater Inc. website, (www.tdw.com). The online replay will be available until September 14, 2018.

The conference call will contain forward-looking statements in addition to statements of historical fact. The actual achievement of any forecasted results or the unfolding of future economic or business developments in a way anticipated or projected by the company involve numerous risks and uncertainties that may cause the company’s actual performance to be materially different from that stated or implied in the forward-looking statements.  Such risks and uncertainties include, among other things, risks associated with the general nature of the oilfield service industry and other factors discussed within the “Risk Factors” section of Tidewater’s recent Forms 10-Q and 10-K. For risks related to the proposed transaction with GulfMark Offshore Inc. (“GulfMark”), please see the press release dated July 16, 2018, issued by Tidewater and GulfMark.

Tidewater owns and operates one of the largest fleets of Offshore Support Vessels in the industry, with over 60 years of experience supporting offshore energy exploration and production activities worldwide.

Note: all per-share amounts are stated on a diluted basis.

CONTACT: Tidewater Inc.,

Quinn P. Fanning

Chief Financial Officer

713-470-5231

Jason Stanley

Director, Investor Relations

713-470-5292

SOURCE: Tidewater Inc.

Financial information is displayed on the next page.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)

(Unaudited)

(In thousands, except share and per share data)

	Successor	Predecessor	Successor	Predecessor
	Quarter Ended	Quarter Ended	Six Months Ended	Six Months Ended
	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Revenues:
Vessel revenues	$104,174	112,257	191,668	269,162
Other operating revenues	1,427	2,849	5,426	6,693
	105,601	115,106	197,094	275,855
Costs and expenses:
Vessel operating costs	68,012	83,773	129,376	164,618
Costs of other operating revenues	642	1,585	3,116	4,274
General and administrative	24,425	33,059	47,990	74,786
Vessel operating leases	—	5,542	—	13,985
Depreciation and amortization	12,785	36,287	24,802	73,879
Gain on asset dispositions, net	(1,338)	(3,189)	(3,257)	(9,253)
Asset impairments	1,215	163,423	7,401	228,280
	105,741	320,480	209,428	550,569
Operating loss	(140)	(205,374)	(12,334)	(274,714)
Other income (expenses):
Foreign exchange loss	(1,002)	(1,157)	(1,350)	(493)
Equity in net earnings (losses) of unconsolidated companies	390	4,517	(15,049)	7,358
Interest income and other, net	2,914	1,680	2,786	3,268
Reorganization items	—	(313,176)	—	(313,176)
Interest and other debt costs, net	(7,547)	(10,605)	(15,146)	(31,613)
	(5,245)	(318,741)	(28,759)	(334,656)
Loss before income taxes	(5,385)	(524,115)	(41,093)	(609,370)
Income tax expense	5,797	295	9,118	2,012
Net loss	$(11,182)	(524,410)	(50,211)	(611,382)
Less: Net income attributable to noncontrolling interests	(242)	24	(99)	7,907
Net loss attributable to Tidewater Inc.	$(10,940)	(524,434)	(50,112)	(619,289)
Basic loss per common share	$(0.44)	(11.13)	(2.09)	(13.15)
Diluted loss per common share	$(0.44)	(11.13)	(2.09)	(13.15)
Weighted average common shares outstanding	24,654,220	47,121,304	23,989,254	47,101,155
Dilutive effect of stock options and restricted stock	—	—	—	—
Adjusted weighted average common shares	24,654,220	47,121,304	23,989,254	47,101,155

Note (A):  The company did not incur any restructuring-related professional services costs during the quarter and six months ended June 30, 2018 (Successor), but did incur professional services costs related the proposed combination with GulfMark during the quarter ended June 30, 2018 of $1.5 million.  Restructuring-related professional services costs included in general and administrative expenses for the quarter and six months ended June 30, 2017 (Predecessor), were $6.7 million and $23.4 million, respectively.  General and administrative expenses for the quarter and six months ended June 30, 2018 (Successor) included stock-based compensation of $3.2 million and $6.1 million, respectively. General and administrative expenses for the quarter and six months ended June 30, 2017 (Predecessor) included stock-based compensation of $0.3 million and ($0.6) million, respectively.

Note (B):  Equity in net earnings (losses) of unconsolidated companies for the quarter and six months ended June 30, 2018 (Successor) includes $5.8 million and $20.6 million of foreign exchange losses, respectively, related to our Angola joint venture, Sonatide.

Note (C):  Common shares and new creditor warrants and the sum of common shares and New Creditor Warrants outstanding at June 30, 2018 (Successor) were 26,085,274, 3,924,441 and 30,009,715, respectively.

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In thousands, except share and par value data)

	Successor
	June 30,	December 31,
ASSETS	2018	2017
Current assets:
Cash and cash equivalents	$459,286	432,035
Restricted cash	5,213	21,300
Trade and other receivables, net	96,630	114,184
Due from affiliates	197,059	230,315
Marine operating supplies	28,930	28,220
Other current assets	10,213	19,130
Total current assets	797,331	845,184
Investments in, at equity, and advances to unconsolidated companies	1,335	29,216
Net properties and equipment	803,725	837,520
Deferred drydocking and survey costs	14,372	3,208
Other assets	26,779	31,052
Total assets	$1,643,542	1,746,180

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$30,561	38,497
Accrued expenses	49,312	54,806
Due to affiliates	62,353	99,448
Accrued property and liability losses	2,790	2,585
Current portion of long-term debt	6,290	5,103
Other current liabilities	17,815	19,693
Total current liabilities	169,121	220,132
Long-term debt	438,559	443,057
Accrued property and liability losses	2,651	2,471
Other liabilities	57,685	58,576

Commitments and Contingencies

Equity:
Successor Common stock of $0.001 par value, 125,000,000 shares authorized, 26,085,274 and 22,115,916 shares issued and outstanding at June 30, 2018 and December 31, 2017, respectively	26	22
Additional paid-in capital	1,064,039	1,059,120
Retained deficit	(89,378)	(39,266)
Accumulated other comprehensive loss	(403)	(147)
Total stockholders’ equity	974,284	1,019,729
Noncontrolling interests	1,242	2,215
Total equity	975,526	1,021,944
Total liabilities and equity	$1,643,542	1,746,180

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(Unaudited)

(In thousands)

	Successor	Predecessor	Successor	Predecessor
	Quarter Ended	Quarter Ended	Six Months Ended	Six Months Ended
	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Net loss	$(11,182)	(524,410)	(50,211)	(611,382)
Other comprehensive income:
Unrealized gains (losses) on available for sale securities, net of tax of $0, $0, $0 and $61	43	86	(256)	(8)
Change in loss on derivative contract, net of tax of $0, $0, $0 and $823	—	—	—	1,317
Change in supplemental executive retirement plan liability, net of tax of $0, $0, $0 and ($927)	—	—	—	(1,721)
Change in pension plan minimum liability, net of tax of $0, $0, $0 and $215	—	—	—	399
Change in other benefit plan minimum liability, net of tax of $0, $0, $0 and ($2,046)	—	—	—	(3,799)
Total comprehensive loss	$(11,139)	(524,324)	(50,467)	(615,194)

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

(In thousands)

	Successor	Predecessor
	Six Months Ended	Six Months Ended
	June 30, 2018	June 30, 2017
Operating activities:
Net loss	$(50,211)	(611,382)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Reorganization items	—	308,011
Depreciation and amortization	22,572	73,879
Amortization of deferred drydocking and survey costs	2,230	—
Amortization of debt premium and discounts	(900)	—
Provision for deferred income taxes	—	(7,743)
Gain on asset dispositions, net	(3,257)	(9,253)
Asset impairments	7,401	228,280
Changes in investments in, at equity, and advances to unconsolidated companies	27,881	(9,163)
Compensation expense - stock-based	6,139	(562)
Excess tax liability on stock option activity	—	4,927
Changes in assets and liabilities, net:
Trade and other receivables	(15,097)	57,701
Changes in due to/from related parties, net	19,869	22,983
Marine operating supplies	(711)	(922)
Other current assets	8,752	(22,668)
Accounts payable	1,709	(15,384)
Accrued expenses	(6,652)	17,870
Accrued property and liability losses	205	(816)
Other current liabilities	5,590	(1,216)
Other liabilities	11	3,135
Cash paid for deferred drydocking and survey costs	(13,394)	—
Other, net	4,846	9,110
Net cash provided by operating activities	16,983	46,787
Cash flows from investing activities:
Proceeds from sales of assets	12,968	3,072
Additions to properties and equipment	(5,775)	(9,982)
Payments related to novated vessel construction contract	—	5,272
Net cash provided by (used in) investing activities	7,193	(1,638)
Cash flows from financing activities:
Principal payment on long-term debt	(2,637)	(5,048)
Payments to General Unsecured Creditors	(8,377)	—
Other	(1,998)	(6,127)
Net cash used in financing activities	(13,012)	(11,175)
Net change in cash, cash equivalents and restricted cash	11,164	33,974
Cash, cash equivalents and restricted cash at beginning of period	453,335	649,804
Cash, cash equivalents and restricted cash at end of period	$464,499	683,778
Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest, net of amounts capitalized	$16,134	8,651
Income taxes	$10,083	5,778
Supplemental disclosure of non-cash investing activities:
Additions to properties and equipment	$—	282

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF EQUITY

(Unaudited)

(In thousands)

				Accumulated
		Additional	Retained	other	Non
	Common	paid-in	(deficit)	comprehensive	controlling
	stock	capital	earnings	loss	interest	Total
Balance at December 31, 2017 (Successor)	$22	1,059,120	(39,266)	(147)	2,215	1,021,944
Total comprehensive loss	—	—	(50,112)	(256)	(99)	(50,467)
Issuance of common stock	4	(2)	—	—	—	2
Amortization of restricted stock units	—	6,047	—	—	—	6,047
Acquisition of noncontrolling interest	—	(1,126)	—	—	(874)	(2,000)
Balance at June 30, 2018 (Successor)	$26	1,064,039	(89,378)	(403)	1,242	975,526

Balance at December 31, 2016 (Predecessor)	$4,707	171,018	1,570,027	(6,446)	8,258	1,747,564
Total comprehensive loss	—	—	(619,289)	(3,812)	7,907	(615,194)
Stock option activity	—	562	—	—	—	562
Cancellation of restricted stock awards	—	—	157	—	—	157
Amortization/cancellation of restricted stock units	5	(6,064)	—	—	—	(6,059)
Cash paid to noncontrolling interests	—	—	—	—	(1,200)	(1,200)
Balance at June 30, 2017 (Predecessor)	$4,712	165,516	950,895	(10,258)	14,965	1,125,830

The company’s vessel revenues and vessel operating costs and the related percentage of total vessel revenues, were as follows:

	Successor		Predecessor		Successor		Predecessor
	Quarter Ended		Quarter Ended		Six Months Ended		Six Months Ended
	June 30, 2018		June 30, 2017		June 30, 2018		June 30, 2017
(In thousands)		%		%		%		%
Vessel revenues:
Americas (D)	$32,601	31%	31,887	28%	58,682	31%	112,420	42%
Middle East/Asia Pacific	22,406	21%	27,766	25%	40,794	21%	54,444	20%
Europe/Mediterranean Sea	13,357	13%	11,031	10%	22,980	12%	21,197	8%
West Africa	35,810	35%	41,573	37%	69,212	36%	81,101	30%
Total vessel revenues	$104,174	100%	112,257	100%	191,668	100%	269,162	100%
Vessel operating costs:
Crew costs	$36,368	35%	42,210	38%	70,592	37%	84,039	31%
Repair and maintenance	7,978	8%	13,844	12%	15,682	8%	30,918	11%
Insurance and loss reserves	2,191	2%	3,124	3%	1,120	2%	1,357	1%
Fuel, lube and supplies	8,181	8%	9,428	8%	17,193	9%	18,707	7%
Other	13,294	13%	15,167	14%	24,789	13%	29,597	11%
Total vessel operating costs	68,012	65%	83,773	75%	129,376	69%	164,618	61%
Vessel operating margin (E)	$36,162	35%	28,484	25%	62,292	31%	104,544	39%

Note (D):  Included in Americas vessel revenues for the six months ended June 30, 2017 (Predecessor) is $39.1 million of revenue related to the early cancellation of a long-term vessel charter contract.

Note (E):  Vessel operating margin equals vessel revenues less vessel operating costs and excludes general and administrative expenses, vessel operating leases and depreciation and amortization expenses.  The following tables reconcile vessel operating margin as presented above to vessel operating profit (loss):

	Successor	Predecessor	Successor	Predecessor
	Quarter Ended	Quarter Ended	Six Months Ended	Six Months Ended
(In thousands)	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Vessel operating margin	$36,162	28,484	$62,292	104,544
General and administrative expenses - vessel operations	(16,613)	(18,002)	(33,480)	(37,447)
Vessel operating leases	—	(5,542)	—	(13,985)
Depreciation and amortization - vessel operations	(12,680)	(34,892)	(24,592)	(71,065)
Vessel operating profit (loss)	$6,869	(29,952)	$4,220	(17,953)

The company’s other operating profit (loss) consists of the following:

	Successor	Predecessor	Successor	Predecessor
	Quarter Ended	Quarter Ended	Six Months Ended	Six Months Ended
(In thousands)	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Other operating revenues	$1,427	2,849	5,426	6,693
Costs of other marine revenues	(642)	(1,585)	(3,116)	(4,274)
General and administrative expenses - other operating activities	(2)	(355)	(16)	(880)
Depreciation and amortization - other operating activities	(5)	(854)	(10)	(1,709)
Other operating profit (loss)	$778	55	2,284	(170)

The company’s operating loss and other components of loss before income taxes and its related percentage of total revenues, were as follows:

	Successor		Predecessor		Successor		Predecessor
	Quarter Ended		Quarter Ended		Six Months Ended		Six Months Ended
	June 30, 2018		June 30, 2017		June 30, 2018		June 30, 2017
(In thousands)		%		%		%		%
Vessel operating profit (loss):
Americas (F)	$5,681	5%	(15,699)	(14%)	$10,592	5%	14,919	5%
Middle East/Asia Pacific	625	1%	(1,316)	(1%)	(1,628)	(1%)	(7,480)	(3%)
Europe/Mediterranean Sea	(1,142)	(1%)	(10,163)	(9%)	(4,696)	(2%)	(17,265)	(6%)
West Africa	1,705	2%	(2,774)	(2%)	(48)	<1%	(8,127)	(3%)
	6,869	7%	(29,952)	(26%)	4,220	2%	(17,953)	(7%)
Other operating profit (loss)	778	1%	55	<1%	2,284	1%	(170)	(<1%)
	7,647	7%	(29,897)	(26%)	6,504	2%	(18,123)	(7%)

Corporate general and administrative expenses (G)	(7,810)	(7%)	(14,702)	(13%)	(14,494)	(7%)	(36,459)	(13%)
Corporate depreciation	(100)	(<1%)	(541)	(<1%)	(200)	(<1%)	(1,105)	(<1%)
Corporate expenses	(7,910)	(7%)	(15,243)	(13%)	(14,694)	(7%)	(37,564)	(13%)

Gain on asset dispositions, net	1,338	1%	3,189	3%	3,257	2%	9,253	3%
Asset impairments	(1,215)	(1%)	(163,423)	(142%)	(7,401)	(4%)	(228,280)	(83%)
Operating loss	$(140)	(<1%)	(205,374)	(178%)	$(12,334)	(6%)	(274,714)	(100%)
Foreign exchange loss	(1,002)	(1%)	(1,157)	(1%)	(1,350)	(1%)	(493)	(<1%)
Equity in net earnings (losses) of unconsolidated companies	390	<1%	4,517	4%	(15,049)	(8%)	7,358	3%
Interest income and other, net	2,914	3%	1,680	1%	2,786	2%	3,268	1%
Reorganization items	—	—	(313,176)	(272%)	—	—	(313,176)	(114%)
Interest and other debt costs	(7,547)	(7%)	(10,605)	(9%)	(15,146)	(8%)	(31,613)	(11%)
Loss before income taxes	$(5,385)	(5%)	(524,115)	(455%)	$(41,093)	(21%)	(609,370)	(221%)

Note (F):  Americas segment vessel operating profit for the six months ended June 30, 2017 (Predecessor) includes $39.1 million of revenue related to the early cancellation of a long-term vessel charter contract.

Note (G):  The company did not incur any restructuring-related professional services costs during the quarter and six months ended June 30, 2018 (Successor), but did incur professional services costs related the proposed combination with GulfMark during the quarter ended June 30, 2018 of $1.5 million.  Restructuring-related professional services costs included in general and administrative expenses for the quarter and six months ended June 30, 2017 (Predecessor), were $6.7 million and $23.4 million, respectively.  General and administrative expenses for the quarter and six months ended June 30, 2018 (Successor) included stock-based compensation of $3.2 million and $6.1 million, respectively. General and administrative expenses for the quarter and six months ended June 30, 2017 (Predecessor) included stock-based compensation of $0.3 million and ($0.6) million, respectively.

For the following tables for illustrative purposes, the company has combined the Successor and Predecessor results to derive combined results for the three months ended September 30, 2017.  The combination was generated by addition of comparable financial statement line items.  However, because of various adjustments to the consolidated financial statements in connection with the application of fresh-start reporting, including asset valuation adjustments and liability adjustments, the results of operations for the Successor may not be comparable to those of the Predecessor.  The quarter ended June 30, 2017 is a Predecessor period while the quarters ended June 30, 2018, March 31, 2018 and December 31, 2017 are Successor periods.

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF EARNINGS (LOSS) – QUARTERLY DATA

(Unaudited)

(In thousands, except share and per share data)

	Three Months Ended

	June 30,	March 31,	December 31,	September 30,	June 30,
	2018	2018	2017	2017	2017
Revenues:
Vessel revenues	$104,174	87,494	101,313	104,911	112,257
Other operating revenues	1,427	3,999	3,140	5,652	2,849
	105,601	91,493	104,453	110,563	115,106
Costs and expenses:
Vessel operating costs	68,012	61,364	68,201	84,966	83,773
Costs of other operating revenues	642	2,474	1,519	3,036	1,585
General and administrative (H)	24,425	23,565	30,373	25,019	33,059
Vessel operating leases	—	—	91	1,747	5,542
Depreciation and amortization	12,785	12,017	12,195	19,302	36,287
Gain on asset dispositions, net	(1,338)	(1,919)	(6,612)	(376)	(3,189)
Asset impairments	1,215	6,186	16,777	21,325	163,423
	105,741	103,687	122,544	155,019	320,480
Operating loss	(140)	(12,194)	(18,091)	(44,456)	(205,374)
Other income (expenses):
Foreign exchange loss	(1,002)	(348)	(349)	(2,082)	(1,157)
Equity in net earnings (losses) of unconsolidated companies	390	(15,439)	825	1,574	4,517
Interest income and other	2,914	(128)	1,898	1,577	1,680
Reorganization items (H)	—	—	(2,419)	(1,085,609)	(313,176)
Interest and other debt costs	(7,547)	(7,599)	(7,769)	(5,814)	(10,605)
	(5,245)	(23,514)	(7,814)	(1,090,354)	(318,741)
Loss before income taxes	(5,385)	(35,708)	(25,905)	(1,134,810)	(524,115)
Income tax (benefit) expense	5,797	3,321	(2,706)	3,216	295
Net loss	$(11,182)	(39,029)	(23,199)	(1,138,026)	(524,410)
Less: Net income (loss) attributable to noncontrolling interests	(242)	143	374	142	24
Net loss attributable to Tidewater Inc.	$(10,940)	(39,172)	(23,573)	(1,138,168)	(524,434)
Basic loss per common share	$(0.44)	(1.67)	(1.02)	—	—
Diluted loss per common share	$(0.44)	(1.67)	(1.02)	—	—
Weighted average common shares outstanding (I)	24,654,220	23,424,943	23,137,909	—	—
Dilutive effect of stock options and restricted stock	—	—	—	—	—
Adjusted weighted average common shares	24,654,220	23,424,943	23,137,909	—	—

Vessel operating margin	$36,162	26,130	33,112	19,945	28,484

Note (H): Restructuring-related items:
Restructuring-related professional services costs included in general and administrative expenses	$—	—	—	—	6,709
Restructuring-related professional services costs included in reorganization items	—	—	2,031	23,494	5,165
Restructuring-related sale leaseback vessel redelivery costs included in reorganization items	—	—	388	1,244	—
Total	$—	-	2,419	24,738	11,874

Note (I):  Weighted average shares outstanding for the quarters ended June 30, 2018, March 31, 2018 and December 31, 2017 include 0, 108,044 and 924,125 shares issuable upon the exercise of New Creditor Warrants held by U.S. citizens, respectively, at June 30, 2018, March 31, 2018 and December 31, 2017.  Common shares and New Creditor Warrants and the sum of common shares and New Creditor Warrants outstanding at June 30, 2018 were 26,085,274, 3,924,441 and 30,009,715, respectively. Common shares and New Creditor Warrants and the sum of common shares and New Creditor Warrants outstanding at March 31, 2018 were 23,988,075, 6,021,696 and 30,009,771, respectively.  Common shares and New Creditor Warrants and the sum of common shares and New Creditor Warrants outstanding at December 31, 2017 were 22,115,916, 7,884,006 and 29,999,922, respectively.

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In thousands)

	June 30,	March 31,	December 31,	September 30,	June 30,
ASSETS	2018	2018	2017	2017	2017
Current assets:
Cash and cash equivalents	$459,286	442,472	432,035	459,978	683,778
Restricted cash	5,213	2,847	21,300	—	—
Trade and other receivables, net (J)	96,630	115,754	114,184	120,271	116,612
Due from affiliates	197,059	207,919	230,315	245,056	252,810
Marine operating supplies	28,930	28,896	28,220	31,083	31,097
Other current assets	10,213	18,181	19,130	14,813	34,619
Total current assets	797,331	816,069	845,184	871,201	1,118,916
Investments in, at equity, and advances to unconsolidated companies	1,335	13,503	29,216	25,729	49,216
Net properties and equipment	803,725	814,263	837,520	868,689	2,659,314
Deferred drydocking and survey costs	14,372	11,430	3,208	388	—
Other assets	26,779	30,783	31,052	46,845	92,134
Total assets	$1,643,542	1,686,048	1,746,180	1,812,852	3,919,580

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable (J)	$30,561	45,781	38,497	39,439	35,087
Accrued expenses	49,312	56,408	54,806	61,115	63,155
Due to affiliates	62,353	78,135	99,448	112,642	121,037
Accrued property and liability losses	2,790	2,852	2,585	2,774	2,758
Current portion of long-term debt	6,290	5,215	5,103	5,174	10,106
Other current liabilities	17,815	8,826	19,693	38,041	28,029
Total current liabilities	169,121	197,217	220,132	259,185	260,172
Long-term debt	438,559	442,729	443,057	445,677	80,863
Accrued property and liability losses	2,651	2,561	2,471	2,607	2,776
Other liabilities and deferred credits	57,685	58,060	58,576	62,569	60,382
Liabilities subject to compromise	—	—	—	—	2,389,557

Commitments and Contingencies

Equity:
Common stock	26	24	22	21	4,712
Additional paid-in capital	1,064,039	1,061,983	1,059,120	1,056,563	165,516
Retained earnings	(89,378)	(78,438)	(39,266)	(15,693)	950,895
Accumulated other comprehensive income (loss)	(403)	(446)	(147)	82	(10,258)
Total stockholders’ equity	974,284	983,123	1,019,729	1,040,973	1,110,865
Noncontrolling interests	1,242	2,358	2,215	1,841	14,965
Total equity	975,526	985,481	1,021,944	1,042,814	1,125,830
Total liabilities and equity	$1,643,542	1,686,048	1,746,180	1,812,852	3,919,580

Supplemental Information
Due from related parties, net of due to related parties:
Sonatide (Angola)	$106,084	129,784	130,867	132,414	131,773
DTDW (Nigeria)	28,622	25,184	23,708	20,423	17,164
Total	$134,706	154,968	154,575	152,837	148,937

Note (J):  Included in Trade and other receivables, net, for the quarters ended March 31, 2018, December 31, 2017, September 31, 2017 and June 30, 2017 are $37,761; $33,353; $27,616 and $22,919, respectively, of amounts due from our DTDW (Nigeria) joint venture.  Included in Accounts payable  for the quarters ended March 31, 2018, December 31, 2017, September 31, 2017 and June 30, 2017 are $12,577; $9,645; $7,193 and $5,755, respectively, of amounts due to our DTDW (Nigeria) joint venture.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2018	2018	2017	2017	2017
VESSEL REVENUE BY VESSEL CLASS (In thousands):

Americas fleet:
Deepwater	$22,661	16,205	17,062	14,102	17,313
Towing-supply	7,560	6,846	8,263	9,319	11,274
Other	2,380	3,030	3,010	2,989	3,300
Total	$32,601	26,081	28,335	26,410	31,887
Middle East/Asia Pacific fleet:
Deepwater	$9,603	9,564	9,066	8,393	10,701
Towing-supply	12,783	8,824	14,110	16,823	17,065
Other	20	—	—	—	—
Total	$22,406	18,388	23,176	25,216	27,766
Europe/Mediterranean Sea fleet:
Deepwater	$12,596	9,020	10,395	11,192	8,237
Towing-supply	761	603	641	2,102	2,794
Total	$13,357	9,623	11,036	13,294	11,031
West Africa fleet:
Deepwater	$14,314	13,938	14,358	13,978	13,921
Towing-supply	17,321	16,139	19,807	21,071	24,225
Other	4,175	3,325	4,601	4,942	3,427
Total	$35,810	33,402	38,766	39,991	41,573
Worldwide fleet:
Deepwater	$59,174	48,727	50,881	47,665	50,172
Towing-supply	38,425	32,412	42,821	49,315	55,358
Other	6,575	6,355	7,611	7,931	6,727
Total	$104,174	87,494	101,313	104,911	112,257

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2018	2018	2017	2017	2017
AVERAGE NUMBER OF VESSELS:

Americas fleet:
Deepwater	25	26	31	39	41
Towing-supply	15	15	16	19	21
Other	6	6	6	8	8
Total	46	47	53	66	70
Stacked vessels	(19)	(20)	(27)	(39)	(35)
Active vessels	27	27	26	27	35
Middle East/Asia Pacific fleet:
Deepwater	18	19	21	21	22
Towing-supply	35	37	39	43	44
Other	—	—	—	1	1
Total	53	56	60	65	67
Stacked vessels	(12)	(15)	(20)	(25)	(25)
Active vessels	41	41	40	40	42
Europe/Mediterranean Sea fleet:
Deepwater	18	17	17	18	17
Towing-supply	4	4	4	6	6
Other	—	—	—	1	2
Total	22	21	21	25	25
Stacked vessels	(4)	(5)	(5)	(5)	(6)
Active vessels	18	16	16	20	19
West Africa fleet:
Deepwater	26	27	27	25	24
Towing-supply	31	35	37	38	38
Other	27	31	31	32	35
Total	84	93	95	95	97
Stacked vessels	(29)	(39)	(37)	(37)	(43)
Active vessels	55	54	58	58	54
Worldwide fleet:
Deepwater	87	89	96	103	104
Towing-supply	85	91	96	106	109
Other	33	37	37	42	46
Total	205	217	229	251	259
Stacked vessels	(64)	(79)	(89)	(106)	(109)
Active vessels	141	138	140	145	150

Total active	141	138	140	145	150
Total stacked	64	79	89	106	109
Total joint venture and other vessels	8	8	8	8	8
Total	213	225	237	259	267

Note (K):  Included in total owned or chartered vessels at June 30, 2018 (Successor), March 31, 2018 (Successor), December 31, 2017 (Successor), September 30, 2017 (Successor) and June 30, 2017 (Predecessor), were 66, 70, 89, 91 and 115 vessels, respectively, that were stacked by the company.  These vessels were considered to be in service and are included in the calculation of our total fleet utilization statistics.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2018	2018	2017	2017	2017
AVERAGE NUMBER OF LEASED VESSELS INCLUDED IN VESSEL COUNTS ABOVE:

Americas fleet:
Deepwater	—	—	—	7	8
Towing-supply	—	—	—	3	3
Total	—	—	—	10	11
Stacked vessels	—	—	—	(10)	(10)
Active vessels	—	—	—	—	1
Europe/Mediterranean Sea fleet:
Towing-supply	—	—	—	2	2
Total	—	—	—	2	2
Stacked vessels	—	—	—	—	—
Active vessels	—	—	—	2	2
West Africa fleet:
Towing-supply	—	—	—	3	3
Total	—	—	—	3	3
Stacked vessels	—	—	—	—	—
Active vessels	—	—	—	3	3
Worldwide fleet:
Deepwater	—	—	—	7	8
Towing-supply	—	—	—	8	8
Total	—	—	—	15	16
Stacked vessels	—	—	—	(10)	(10)
Active vessels	—	—	—	5	6

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2018	2018	2017	2017	2017
AVAILABLE DAYS - TOTAL FLEET:

Americas fleet:
Deepwater	2,275	2,309	2,893	3,545	3,731
Towing-supply	1,399	1,350	1,441	1,773	1,941
Other	546	540	574	736	728
Total	4,220	4,199	4,908	6,054	6,400
Middle East/Asia Pacific fleet:
Deepwater	1,611	1,738	1,908	1,932	2,001
Towing-supply	3,203	3,348	3,604	3,980	3,974
Other	3	—	3	92	91
Total	4,817	5,086	5,515	6,004	6,066
Europe/Mediterranean Sea fleet:
Deepwater	1,638	1,527	1,588	1,649	1,539
Towing-supply	364	360	379	552	567
Other	—	—	—	136	182
Total	2,002	1,887	1,967	2,337	2,288
West Africa fleet:
Deepwater	2,393	2,470	2,484	2,347	2,193
Towing-supply	2,821	3,123	3,340	3,493	3,437
Other	2,417	2,745	2,852	2,885	3,170
Total	7,631	8,338	8,676	8,725	8,800
Worldwide fleet:
Deepwater	7,917	8,044	8,873	9,473	9,464
Towing-supply	7,787	8,181	8,764	9,798	9,919
Other	2,966	3,285	3,429	3,849	4,171
Total	18,670	19,510	21,066	23,120	23,554

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2018	2018	2017	2017	2017
OUT-OF-SERVICE - STACKED DAYS:

Americas fleet:
Deepwater	819	898	1,565	2,359	2,110
Towing-supply	728	720	705	889	849
Other	182	180	206	368	273
Total	1,729	1,798	2,476	3,616	3,232
Middle East/Asia Pacific fleet:
Deepwater	364	478	705	746	702
Towing-supply	780	873	1,089	1,435	1,446
Other	—	—	3	92	91
Total	1,144	1,351	1,797	2,273	2,239
Europe/Mediterranean Sea fleet:
Deepwater	91	167	276	276	334
Towing-supply	243	270	180	92	91
Other	—	—	—	136	182
Total	334	437	456	504	607
West Africa fleet:
Deepwater	590	744	671	644	713
Towing-supply	1,183	1,463	1,472	1,484	1,463
Other	878	1,305	1,295	1,246	1,714
Total	2,652	3,512	3,438	3,374	3,890
Worldwide fleet:
Deepwater	1,864	2,287	3,217	4,025	3,859
Towing-supply	2,934	3,326	3,446	3,900	3,849
Other	1,060	1,485	1,504	1,842	2,260
Total	5,859	7,098	8,167	9,767	9,968

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2018	2018	2017	2017	2017
AVAILABLE DAYS - ACTIVE FLEET:

Americas fleet:
Deepwater	1,456	1,411	1,328	1,186	1,621
Towing-supply	671	630	736	884	1,092
Other	364	360	368	368	455
Total	2,491	2,401	2,432	2,438	3,168
Middle East/Asia Pacific fleet:
Deepwater	1,247	1,260	1,203	1,186	1,299
Towing-supply	2,423	2,475	2,515	2,545	2,528
Other	3	—	—	—	—
Total	3,673	3,735	3,718	3,731	3,827
Europe/Mediterranean Sea fleet:
Deepwater	1,547	1,360	1,312	1,373	1,205
Towing-supply	121	90	199	460	476
Total	1,668	1,450	1,511	1,833	1,681
West Africa fleet:
Deepwater	1,803	1,726	1,813	1,703	1,480
Towing-supply	1,638	1,660	1,868	2,009	1,974
Other	1,539	1,440	1,557	1,639	1,456
Total	4,979	4,826	5,238	5,351	4,910
Worldwide fleet:
Deepwater	6,053	5,757	5,656	5,448	5,605
Towing-supply	4,853	4,855	5,318	5,898	6,070
Other	1,906	1,800	1,925	2,007	1,911
Total	12,811	12,412	12,899	13,353	13,586

Note (L): Available Days - Active Fleet equals Available Days - Total Fleet less Out-Of-Service - Stacked Days.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2018	2018	2017	2017	2017
UTILIZATION - TOTAL FLEET:

Americas fleet:
Deepwater	54.8%	42.2%	32.2%	20.5%	23.4%
Towing-supply	37.7	35.7	39.0	36.1	36.4
Other	48.3	61.9	60.8	45.3	50.0
Total	48.3%	42.7%	37.6%	28.1%	30.3%
Middle East/Asia Pacific fleet:
Deepwater	64.2%	54.4%	48.7%	44.0%	54.4%
Towing-supply	60.2	40.0	57.7	57.1	57.2
Other	100.0	—	—	—	—
Total	61.6%	44.9%	54.5%	52.0%	55.4%
Europe/Mediterranean Sea fleet:
Deepwater	79.5%	64.7%	69.4%	71.7%	59.7%
Towing-supply	29.0	25.0	24.1	53.8	66.1
Total	70.3%	57.1%	60.7%	63.3%	56.5%
West Africa fleet:
Deepwater	60.2%	52.3%	49.4%	49.3%	46.1%
Towing-supply	47.0	39.0	45.7	45.2	49.4
Other	49.2	36.6	44.8	44.6	33.1
Total	51.9%	42.2%	46.5%	46.1%	42.7%
Worldwide fleet:
Deepwater	63.5%	52.2%	47.2%	41.3%	41.1%
Towing-supply	49.9	38.3	48.6	48.9	50.9
Other	49.1	40.8	47.4	42.1	33.9
Total	55.5%	44.4%	47.8%	44.7%	44.0%

Note (M): Utilization Total Fleet equals Days Worked / Available Days Total Fleet.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2018	2018	2017	2017	2017
UTILIZATION - ACTIVE FLEET:

Americas fleet:
Deepwater	85.7%	69.1%	70.2%	61.2%	53.8%
Towing-supply	78.5	76.6	76.4	72.3	64.7
Other	72.4	92.9	94.8	90.6	79.9
Total	81.8%	74.6%	75.8%	69.7%	61.3%
Middle East/Asia Pacific fleet:
Deepwater	82.9%	75.0%	77.2%	71.6%	83.8%
Towing-supply	79.6	54.1	82.7	89.4	89.9
Other	100.0	—	—	—	—
Total	80.8%	61.2%	80.9%	83.7%	87.8%
Europe/Mediterranean Sea fleet:
Deepwater	84.2%	72.6%	84.0%	86.1%	76.2%
Towing-supply	87.4	100.0	45.8	64.6	78.7
Total	84.4%	74.3%	79.0%	80.7%	76.9%
West Africa fleet:
Deepwater	79.9%	74.8%	67.7%	68.0%	68.3%
Towing-supply	81.0	73.4	81.7	78.6	86.0
Other	77.3	69.9	82.0	78.4	72.1
Total	79.5%	72.8%	76.9%	75.2%	76.5%
Worldwide fleet:
Deepwater	83.0%	72.9%	74.1%	71.9%	69.4%
Towing-supply	80.1	64.5	80.1	81.2	83.2
Other	76.4	74.5	84.5	80.6	74.0
Total	80.9%	69.8%	78.1%	77.3%	76.2%

Note (N): Utilization Active Fleet equals Days Worked / Available Days - Active Fleet.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2018	2018	2017	2017	2017
AVERAGE VESSEL DAY RATES:

Americas fleet:
Deepwater	$18,162	16,626	18,301	19,429	19,869
Towing-supply	14,349	14,191	14,700	14,577	15,959
Other	9,029	9,061	8,628	8,968	9,071
Total	$15,995	14,558	15,372	15,550	16,423
Middle East/Asia Pacific fleet:
Deepwater	$9,287	10,122	9,762	9,883	9,825
Towing-supply	6,627	6,589	6,787	7,398	7,511
Other	6,122	—	—	—	—
Total	$7,554	8,051	7,705	8,073	8,261
Europe/Mediterranean Sea fleet:
Deepwater	$9,676	9,132	9,427	9,464	8,967
Towing-supply	7,195	6,695	7,035	7,077	7,459
Total	$9,489	8,928	9,244	8,985	8,530
West Africa fleet:
Deepwater	$9,940	10,795	11,702	12,069	13,768
Towing-supply	13,054	13,245	12,979	13,339	14,271
Other	3,508	3,306	3,602	3,854	3,265
Total	$9,050	9,501	9,619	9,943	11,061
Worldwide fleet:
Deepwater	$11,779	11,606	12,142	12,172	12,897
Towing-supply	9,882	10,355	10,056	10,295	10,961
Other	4,513	4,742	4,681	4,906	4,759
Total	$10,047	10,093	10,056	10,162	10,842

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(In thousands)	2018	2018	2017	2017	2017
Americas
Vessel revenues	$32,601	26,081	28,335	26,410	31,887

Vessel operating costs:
Crew costs	$11,158	9,093	11,190	12,652	14,457
Routine repairs and maintenance	1,471	1,917	2,203	2,210	2,705
Major repairs	58	(187)	(144)	4,167	1,136
Insurance and loss reserves	1,031	(551)	788	605	933
Fuel, lube and supplies	1,792	1,618	2,413	2,935	3,394
Other	2,790	406	1,321	2,307	4,655
Total vessel operating costs	$18,300	12,296	17,771	24,876	27,280

Vessel operating margin ($)	$14,301	13,785	10,564	1,534	4,607
Vessel operating margin (%)	43.9%	52.9%	37.3%	5.8%	14.4%

Vessel operating lease expense	$—	—	—	62	3,787
Vessel depreciation	$3,141	3,223	3,386	5,488	10,748
Amortization of deferred drydocking and survey costs	$389	90	86	4	—

Vessel operations general and administrative expenses ($)	$5,090	5,561	6,040	5,481	5,771
Vessel operations general and administrative expenses (%)	15.6%	21.3%	21.3%	20.8%	18.1%

Vessel operating profit (loss)	$5,681	4,911	1,052	(9,501)	(15,699)

Americas - Select operating statistics
Average vessels - Total fleet (O)	46	47	53	66	70
Utilization - Total fleet	48.3%	42.7%	37.6%	28.1%	30.3%

Average vessels - Active fleet (O)	27	27	26	27	35
Utilization - Active fleet	81.8%	74.6%	75.8%	69.7%	61.3%

Average day rates	$15,995	14,558	15,372	15,550	16,423

Vessels commencing drydocks	2	7	3	7	2

Major repairs expense and deferred drydocking and survey costs:
Major repairs expense	$58	(187)	(144)	4,167	1,136
Cash paid for deferred drydocking and survey costs	$1,097	2,775	554	243	—
	$1,155	2,588	410	4,410	1,136

Deferred drydocking and survey costs - beginning balance	$3,383	707	239	—	—
Cash paid for deferred drydocking and survey costs	$1,097	2,775	554	243	—
Amortization of deferred drydocking and survey costs	$389	90	86	4	—
Net vessel transfers in/out of the segment	$(17)	9	—	—	—
Deferred drydocking and survey costs - ending balance	$4,108	3,383	707	239	—

Note (O): Average leased vessels - Americas fleet	—	—	—	10	11
Average leased vessels - Americas active fleet	—	—	—	—	1

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(In thousands)	2018	2018	2017	2017	2017
Middle East/Asia Pacific
Vessel revenues	$22,406	18,388	23,176	25,216	27,766

Vessel operating costs:
Crew costs	$8,596	8,108	8,666	9,101	9,795
Routine repairs and maintenance	1,558	1,209	1,733	2,387	2,164
Major repairs	36	254	442	320	511
Insurance and loss reserves	383	(150)	771	626	681
Fuel, lube and supplies	2,221	2,339	2,653	1,725	1,539
Other	2,578	2,742	2,723	2,977	2,908
Total vessel operating costs	$15,372	14,502	16,988	17,136	17,598

Vessel operating margin ($)	$7,034	3,886	6,188	8,080	10,168
Vessel operating margin (%)	31.4%	21.1%	26.7%	32.0%	36.6%

Vessel operating lease expense	$—	—	—	—	—
Vessel depreciation	$2,521	2,707	2,905	4,028	7,746
Amortization of deferred drydocking and survey costs	$323	62	4	—	—

Vessel operations general and administrative expenses ($)	$3,565	3,370	3,772	3,226	3,738
Vessel operations general and administrative expenses (%)	15.9%	18.3%	16.3%	12.8%	13.5%

Vessel operating profit (loss)	$625	(2,253)	(493)	826	(1,316)

Middle East/Asia Pacific - Select operating statistics
Average vessels - Total fleet	53	56	60	65	67
Utilization - Total fleet	61.6%	44.9%	54.5%	52.0%	55.4%

Average vessels - Active fleet	41	41	40	40	42
Utilization - Active fleet	80.8%	61.2%	80.9%	83.7%	87.8%

Average day rates	$7,554	8,051	7,705	8,073	8,261

Vessels commencing drydocks	3	3	5	1	1

Major repairs expense and deferred drydocking and survey costs:
Major repairs expense	$36	254	442	320	511
Cash paid for deferred drydocking and survey costs	$1,813	1,728	209	—	—
	$1,849	1,982	651	320	511

Deferred drydocking and survey costs - beginning balance	$1,871	205	—	—	—
Cash paid for deferred drydocking and survey costs	$1,813	1,728	209	—	—
Amortization of deferred drydocking and survey costs	$323	62	4	—	—
Deferred drydocking and survey costs - ending balance	$3,361	1,871	205	—	—

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(In thousands)	2018	2018	2017	2017	2017
Europe/Mediterranean Sea
Vessel revenues	$13,357	9,623	11,036	13,294	11,031

Vessel operating costs:
Crew costs	$5,777	4,991	5,147	6,460	5,593
Routine repairs and maintenance	1,083	1,240	1,145	1,430	1,244
Major repairs	900	338	—	290	1,983
Insurance and loss reserves	247	110	311	206	426
Fuel, lube and supplies	1,136	1,810	1,038	1,050	1,393
Other	1,459	1,606	1,466	1,754	1,835
Total vessel operating costs	$10,602	10,095	9,107	11,190	12,474

Vessel operating margin ($)	$2,755	(472)	1,929	2,104	(1,443)
Vessel operating margin (%)	20.6%	-4.9%	17.5%	15.8%	-13.1%

Vessel operating lease expense	$—	—	—	670	721
Vessel depreciation	$1,854	1,641	1,641	3,411	6,803
Amortization of deferred drydocking and survey costs	$385	163	—	—	—

Vessel operations general and administrative expenses ($)	$1,658	1,278	1,073	1,251	1,196
Vessel operations general and administrative expenses (%)	12.4%	13.3%	9.7%	9.4%	10.8%

Vessel operating loss	$(1,142)	(3,554)	(785)	(3,228)	(10,163)

Europe/Mediterranean Sea - Select operating statistics
Average vessels - Total fleet (P)	22	21	21	25	25
Utilization - Total fleet	70.3%	57.1%	60.7%	63.3%	56.5%

Average vessels - Active fleet (P)	18	16	16	20	19
Utilization - Active fleet	84.4%	74.3%	79.0%	80.7%	76.9%

Average day rates	$9,489	8,928	9,244	8,985	8,530

Vessels commencing drydocks	6	6	—	1	4

Major repairs expense and deferred drydocking and survey costs:
Major repairs expense	$900	338	—	290	1,983
Cash paid for deferred drydocking and survey costs	$1,271	2,633	—	—	—
	$2,171	2,971	—	290	1,983

Deferred drydocking and survey costs - beginning balance	$2,470	—	—	—	—
Cash paid for deferred drydocking and survey costs	$1,271	2,633	—	—	—
Amortization of deferred drydocking and survey costs	$385	163	—	—	—
Deferred drydocking and survey costs - ending balance	$3,356	2,470	—	—	—

Note (P): Average leased vessels - Europe/Mediterranean Sea fleet	—	—	—	2	2
Average leased vessels - Europe/Mediterranean Sea active fleet	—	—	—	2	2

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(In thousands)	2018	2018	2017	2017	2017
West Africa
Vessel revenues	$35,810	33,402	38,766	39,991	41,573

Vessel operating costs:
Crew costs	$10,837	12,032	12,145	13,935	12,365
Routine repairs and maintenance	2,263	2,816	2,246	2,244	2,094
Major repairs	609	117	85	2,521	2,007
Insurance and loss reserves	530	(480)	1,076	1,067	1,084
Fuel, lube and supplies	3,032	3,245	3,296	4,131	3,102
Other	6,467	6,741	5,487	7,866	5,769
Total vessel operating costs	$23,738	24,471	24,335	31,764	26,421

Vessel operating margin ($)	$12,072	8,931	14,431	8,227	15,152
Vessel operating margin (%)	33.7%	26.7%	37.2%	20.6%	36.4%

Vessel operating lease expense	$—	—	91	1,015	1,034
Vessel depreciation	$3,572	3,703	3,547	5,444	9,595
Amortization of deferred drydocking and survey costs	$495	323	112	—	—

Vessel operations general and administrative expenses ($)	$6,300	6,658	9,061	7,135	7,297
Vessel operations general and administrative expenses (%)	17.6%	19.9%	23.4%	17.8%	17.6%

Vessel operating profit (loss)	$1,705	(1,753)	1,620	(5,367)	(2,774)

West Africa - Select operating statistics
Average vessels - Total fleet (Q)	84	93	95	95	97
Utilization - Total fleet	51.9%	42.2%	46.5%	46.1%	42.7%

Average vessels - Active fleet (Q)	55	54	58	58	54
Utilization - Active fleet	79.5%	72.8%	76.9%	75.2%	76.5%

Average day rates	$9,050	9,501	9,619	9,943	11,061

Vessels commencing drydocks	3	3	2	7	2

Major repairs expense and deferred drydocking and survey costs:
Major repairs expense	$609	117	85	2,521	2,007
Cash paid for deferred drydocking and survey costs	$353	1,724	2,259	149	—
	$962	1,841	2,344	2,670	2,007

Deferred drydocking and survey costs - beginning balance	$3,706	2,296	149	—	—
Cash paid for deferred drydocking and survey costs	$353	1,724	2,259	149	—
Amortization of deferred drydocking and survey costs	$495	323	112	—	—
Net vessel transfers in/out of the segment	$17	(9)	—	—	—
Deferred drydocking and survey costs - ending balance	$3,547	3,706	2,296	149	—

Note (Q): Average leased vessels - West Africa fleet	—	—	—	3	3
Average leased vessels - West Africa active fleet	—	—	—	3	3

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(In thousands)	2018	2018	2017	2017	2017
Worldwide
Vessel revenues	$104,174	87,494	101,313	104,911	112,257

Vessel operating costs:
Crew costs	$36,368	34,224	37,148	42,148	42,210
Routine repairs and maintenance	6,375	7,182	7,327	8,271	8,207
Major repairs	1,603	522	383	7,298	5,637
Insurance and loss reserves	2,191	(1,071)	2,946	2,504	3,124
Fuel, lube and supplies	8,181	9,012	9,400	9,841	9,428
Other	13,294	11,495	10,997	14,904	15,167
Total vessel operating costs	$68,012	61,364	68,201	84,966	83,773

Vessel operating margin ($)	$36,162	26,130	33,112	19,945	28,484
Vessel operating margin (%)	34.7%	29.9%	32.7%	19.0%	25.4%

Vessel operating lease expense	$—	—	91	1,747	5,542
Vessel depreciation	$11,088	11,274	11,479	18,371	34,892
Amortization of deferred drydocking and survey costs	$1,592	638	202	4	—

Vessel operations general and administrative expenses ($)	$16,613	16,867	19,946	17,093	18,002
Vessel operations general and administrative expenses (%)	15.9%	19.3%	19.7%	16.3%	16.0%

Vessel operating profit (loss)	$6,869	(2,649)	1,394	(17,270)	(29,952)

Worldwide - Select operating statistics
Average vessels - Total fleet (R)	205	217	229	251	259
Utilization - Total fleet	55.5%	44.4%	47.8%	44.7%	44.0%

Average vessels - Active fleet (R)	141	138	140	145	150
Utilization - Active fleet	80.9%	69.8%	78.1%	77.3%	76.2%

Average day rates	$10,047	10,093	10,056	10,162	10,842

Vessels commencing drydocks	14	19	10	16	9

Major repairs expense and deferred drydocking and survey costs:
Major repairs expense	$1,603	522	383	7,298	5,637
Cash paid for deferred drydocking and survey costs	$4,534	8,860	3,022	392	—
	$6,137	9,382	3,405	7,690	5,637

Deferred drydocking and survey costs - beginning balance	$11,430	3,208	388	—	—
Cash paid for deferred drydocking and survey costs	$4,534	8,860	3,022	392	—
Amortization of deferred drydocking and survey costs	$1,592	638	202	4	—
Deferred drydocking and survey costs - ending balance	$14,372	11,430	3,208	388	—

Note (R): Average leased vessels - Worldwide fleet	—	—	—	15	16
Average leased vessels - Worldwide active fleet	—	—	—	5	6

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(In thousands)	2018	2018	2017	2017	2017

Consolidated EBITDA (S) (T) (U) (V) (W) (X)	$16,162	(9,905)	13,255	(2,760)	6,085

Restructuring-related professional services costs	—	—	(2,031)	(23,494)	(11,874)
Asset impairments	(1,215)	(6,186)	(16,777)	(21,325)	(163,423)
Sale leaseback redelivery costs	—	—	(388)	(1,244)	—
Reorganization items (excluding professional services and sale leaseback redelivery costs)	—	—	—	(1,060,871)	(308,011)
Interest and other debt costs	(7,547)	(7,599)	(7,769)	(5,814)	(10,605)
Income tax benefit (expense)	(5,797)	(3,321)	2,706	(3,216)	(295)
Depreciation	(11,192)	(11,380)	(11,993)	(19,298)	(36,287)
Amortization of deferred drydocking and survey costs	(1,593)	(638)	(202)	(4)	—

Net loss	$(11,182)	(39,029)	(23,199)	(1,138,026)	(524,410)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(In thousands)	2018	2018	2017	2017	2017

Consolidated EBITDA (S) (T) (U) (V) (W) (X)	$16,162	(9,905)	13,255	(2,760)	6,085

Restructuring-related professional service costs	—	—	(2,031)	(23,494)	(11,874)
Sale leaseback redelivery costs	—	—	(388)	(1,244)	—
Cash paid for interest	(7,982)	(8,152)	(8,164)	(1,203)	(433)
Cash paid for taxes	(3,654)	(6,429)	(3,262)	(2,521)	(3,611)
Cash paid for deferred drydocking costs	(4,534)	(8,860)	(3,022)	(392)	—
Change in net working capital, excluding cash	7,466	8,649	(4,874)	18,585	(9,856)
Equity in net (earnings) losses of unconsol. companies (V)	(390)	15,439	(825)	(1,574)	(4,101)
Stock-based compensation expense	3,183	2,956	2,558	2,554	326
Gain on asset disposition	(1,338)	(1,919)	(6,612)	(376)	(3,189)
Changes in other, net	14,054	2,237	(4,372)	(3,608)	3,706

Net cash provided (used) in operating activities	$22,967	(5,984)	(17,737)	(16,033)	(22,947)

Note (S):  Consolidated EBITDA excludes interest and other debt costs, income tax expense, depreciation and amortization, asset impairment charges, restructuring-related professional services costs and costs related to the redelivery of sale leaseback vessels.  Restructuring-related professional services and sale leaseback redelivery costs have been separately presented in the above table.  Restructuring-related professional services costs incurred prior to May 17, 2017 were included in general and administrative expenses and such costs incurred subsequent to May 17, 2017 were included in reorganization items in the company's Condensed Consolidated Statements of Earnings (Loss).

Note (T):  Consolidated EBITDA for the three months ended June 30, 2018, March 31, 2018, December 31, 2017, September 30, 2017 and June 30, 2017 includes non-cash, stock-based compensation expense of $3,183, $2,956, $2,558, $2,554 and $326, respectively.

Note (U):  Consolidated EBITDA for the three months ended June 30, 2018, March 31, 2018, December 31, 2017, September 30, 2017 and June 30, 2017 includes vessel operating lease expense of $0, $0, $91, $1,747 and $5,542, respectively.

Note (V):  Consolidated EBITDA for the three months ended June 30, 2018, March 31, 2018, December 31, 2017, September 30, 2017 and June 30, 2017 includes foreign exchange losses of $(1,002), $(348), $(349), $(2,082) and $(1,157), respectively.

Note (W):  Consolidated EBITDA and equity in net (earnings) losses of unconsol. companies for the three months ended June 30, 2018, March 31, 2018, December 31, 2017, September 30, 2017 and June 30, 2017 includes foreign exchange gains (losses) of $(5,767), $(14,823), $(74), $758 and $3,480, respectively.

Note (X): Consolidated EBITDA for the three months ended June 30, 2018 includes professional services costs related to the proposed combination with GulfMark of $1,547.

Non-GAAP Financial Measures

We disclose and discuss EBITDA as a non-GAAP financial measure in our public releases, including quarterly earnings releases, investor conference calls and other filings with the Securities and Exchange Commission.  We define EBITDA as earnings (net income) before interest and other debt costs, income tax expense, depreciation and amortization, reorganization items, asset impairments, and restructuring-related professional services costs included in general and administrative expenses.  Our measure of EBITDA may not be comparable to similarly titled measures presented by other companies. Other companies may calculate EBITDA differently than we do, which may limit its usefulness as a comparative measure.

We view EBITDA both as a performance and liquidity measure and, as such, we believe that the GAAP financial measures most directly comparable to it are net income and net cash provided (used) in operating activities, respectively.  Because EBITDA is not a measure of financial performance calculated in accordance with GAAP, it should not be considered in isolation or as a substitute for operating income, net income or loss, cash provided (used) in operating activities, investing and financing activities, or other income or cash flow statement data prepared in accordance with GAAP.

EBITDA is widely used by investors and other users of our financial statements as a supplemental financial measure that, when viewed with our GAAP results and the accompanying reconciliations, we believe EBITDA provides additional information that is useful to gain an understanding of the factors and trends affecting our ability to service debt, pay taxes and fund drydocking and survey costs and capital expenditures.  We also believe the disclosure of EBITDA helps investors meaningfully evaluate and compare our cash flow generating capacity from quarter-to-quarter and year-to-year.

EBITDA is also a financial metric used by management (i) as a supplemental internal measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; (ii) to compare to the EBITDA of other companies when evaluating potential acquisitions; and (iii) to assess our ability to service existing fixed charges and incur additional indebtedness.

For illustrative purposes, the company has combined the Successor and Predecessor results to derive combined results for the three months ended September 30, 2017.  The combination was generated by addition of comparable financial statement line items. However, because of various adjustments to the consolidated financial statements in connection with the application of fresh-start reporting, including asset valuation adjustments and liability adjustments, the results of operations for the Successor may not be comparable to those of the Predecessor.